UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2016

Cannabis Sativa, Inc.
(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	000-53571 (Commission File Number)	20-1898270 (IRS Employer I.D. No.)

1646 W. Pioneer Blvd., Suite 120
Mesquite, Nevada 89027
Phone: (702) 346-3906
(Address, including zip code, and telephone number, including area code, of
(registrant's principal executive offices)

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

ITEM 8.01 Other Events.
On December 20, 2016, the U.S. Patent and Trademark Office (USPTO) issued Patent Number PP27,475 (Cannabis Plant Named 'Ecuadorian Sativa') to the Company's wholly owned subsidiary.  Management believes the patented plant may prevent some cancers and may cause apoptosis of cancer cells in vivo.  Attached to this filing as Exhibit 99 is a copy of a press release that more fully discusses possible medical benefits of the patented plant.

ITEM 9.01 Exhibits.

Attached to this filing as Exhibit 99 is a copy of the press release announcing the granting of Patent No. PP27,475.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cannabis Sativa, Inc.

Dated: December 21, 2016	By:	/s/ David Tobias
David Tobias
President